 Exhibit 10.2

English Translation

EXCLUSIVE OPTION AGREEMENT

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of February 22, 2019 in Fuzhou, the People’s Republic of China (“China” or the “PRC”):

Party A: E-Home Household Service Technology Co., Ltd. a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at _______;

Party B: Wenshan Xie, a Chinese citizen with Identification No.:_______________;

Weng Chuijie, a Chinese citizen with Identification No.: _______________;

Fang Rulin, a Chinese citizen with Identification No.: _______________;

Lin Jie, a Chinese citizen with Identification No.: _______________;

Tang Huizhen, a Chinese citizen with Identification No.: _______________;

Wu Yunxiu, a Chinese citizen with Identification No.: _______________;

Yang Chenan, a Chinese citizen with Identification No.: _______________;

Zhao Juan, a Chinese citizen with Identification No.: _______________;

Zhang Zhengdong, a Chinese citizen with Identification No.: _______________;

Chen Fang, a Chinese citizen with Identification No.: _______________;

Sun Zhijing, a Chinese citizen with Identification No.: _______________;

Liu Hong, a Chinese citizen with Identification No.: _______________;

Huang Juan, a Chinese citizen with Identification No.: _______________;

Wang Zhijun, a Chinese citizen with Identification No.: _______________;

Zhang Zhengping, a Chinese citizen with Identification No.: _______________;

Zhu Rong, a Chinese citizen with Identification No.: _______________;

Xu Fangliang, a Chinese citizen with Identification No.: _______________;

Zheng Yingying, a Chinese citizen with Identification No.: _______________;

Xiao Qi, a Chinese citizen with Identification No.: _______________;

Lin Xian, a Chinese citizen with Identification No.: _______________;

Hong Ying, a Chinese citizen with Identification No.: _______________;

Hong Yan, a Chinese citizen with Identification No.: _______________;

Qian Changcan, a Chinese citizen with Identification No.: _______________;

Xie Zhouwei, a Chinese citizen with Identification No.: _______________;

Wu Wenjie, a Chinese citizen with Identification No.: _______________;

Xie Liqing, a Chinese citizen with Identification No.: _______________;

Xie Xiuduan, a Chinese citizen with Identification No.: _______________;

Lv Yunlan, a Chinese citizen with Identification No.: _______________;

Xie Yuchao, a Chinese citizen with Identification No.: _______________;

Qiu Yunbin, a Chinese citizen with Identification No.: _______________;

Chen Ying, a Chinese citizen with Identification No.: _______________;

Zheng Xuehui, a Chinese citizen with Identification No.: _______________;

Xie Xiuli, a Chinese citizen with Identification No.: _______________;

Lin Wen, a Chinese citizen with Identification No.: _______________;

Deng Shaoyi, a Chinese citizen with Identification No.: _______________;

Shi Xiwen, a Chinese citizen with Identification No.: _______________;

Wang Mindong, a Chinese citizen with Identification No.: _______________;

Xie Fuqing, a Chinese citizen with Identification No.: _______________;

Huang Keyun, a Chinese citizen with Identification No.: _______________;

Chen Zhaowei, a Chinese citizen with Identification No.: _______________;

Xie Caihua, a Chinese citizen with Identification No.: _______________;

Pan Hongbin, a Chinese citizen with Identification No.: _______________;

Liao Zhenyu, a Chinese citizen with Identification No.: _______________;

Fu Zhibin, a Chinese citizen with Identification No.: _______________;

Li Zhiyong, a Chinese citizen with Identification No.: _______________;

Tao Rumao, a Chinese citizen with Identification No.: _______________;

Fan Qinglei, a Chinese citizen with Identification No.: _______________;

Xie Qinghua, a Chinese citizen with Identification No.: _______________;

Xie Wensheng, a Chinese citizen with Identification No.: _______________;

Lin Lujin, a Chinese citizen with Identification No.: _______________;

Li Jiang, a Chinese citizen with Identification No.: _______________;

Liu Chunhua, a Chinese citizen with Identification No.: _______________;

Ge Huizhu, a Chinese citizen with Identification No.: _______________;

Xie Wenchao, a Chinese citizen with Identification No.: _______________;

Liu Jiemin, a Chinese citizen with Identification No.: _______________;

Zheng Chengyi, a Chinese citizen with Identification No.: _______________;

Wang Qingshuang, a Chinese citizen with Identification No.: _______________;

Shanghai Fenghui Investment & Management Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its Uniform Social Credit Code No: _______________;

Chen Geng, a Chinese citizen with Identification No.: _______________;

Dong Baoyu, a Chinese citizen with Identification No.: _______________;

Lin Feiyan, a Chinese citizen with Identification No.: _______________;

Huang Yiai, a Chinese citizen with Identification No.: _______________;

Xie Changhua, a Chinese citizen with Identification No.: _______________;

Lin Xiaomei, a Chinese citizen with Identification No.: _______________;

Dong Yuxi, a Chinese citizen with Identification No.: _______________;

Zhang Guobiao, a Chinese citizen with Identification No.: _______________;

He Jianxi, a Chinese citizen with Identification No.: _______________;

Jiang Yong, a Chinese citizen with Identification No.: _______________;

Lin Jianying, a Chinese citizen with Identification No.: _______________;

Wang Jianhua, a Chinese citizen with Identification No.: _______________;

Yang Hua, a Chinese citizen with Identification No.: _______________;

Huang Chaoyang, a Chinese citizen with Identification No.: _______________;

Lin Zongliang, a Chinese citizen with Identification No.: _______________;

Jiangxi Hengda Industrial Investment Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its Uniform Social Credit Code No: _______________;

Cai Guisheng, a Chinese citizen with Identification No.: _______________;

Party C: Pingtan Comprehensive Experimental Area E Home Service Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at _______________.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas,

1.	Party B is a shareholder of Party C and as of the date hereof holds 100% of equity interests of Party C, representing RMB8,968,090 in the registered capital of Party C.

2.	Party B agrees to grant Party A an exclusive purchase right through this Agreement, and Party A agrees to accept such exclusive right to purchase all or part equity interest held by Party B in Party C.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	Sale and Purchase of Equity Interest

1.1	Option Granted

In consideration of the payment of RMB10 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or one or more persons designated by Party A (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2	Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s or the Designee’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased by Party A or the Designee from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests or the date for transfer of the Optioned Interests.

1.3	Equity Interest Purchase Price

The purchase price of the Optioned Interests (the “Base Price”) shall be RMB 10. If PRC law requires a minimum price higher than the Base Price when Party A exercises Equity Interest Purchase Option, the minimum price permitted under PRC law shall be the purchase price (collectively, the “Equity Interest Purchase Price”).

1.4	Transfer of Option Interests

For each exercise of the Equity Interest Purchase Option:

1.4.1	Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s).

1.4.2	Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto.

1.4.3	Party B shall execute an equity interest transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests.

1.4.4	The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government approvals and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney. “Party B’s Equity Interest Pledge Agreement” as used in this Agreement shall refer to the Interest Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto. “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Party B on the date hereof granting Party A with power of attorney and any modification, amendment and restatement thereto.

2.	Covenants

2.1	Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1	Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2	They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits by prudently and effectively operating its business and handling its affairs;

2.1.3	Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any material assets of Party C or legal or beneficial interest in the material business or revenues of Party C of more than RMB 10,000,000, or allow the encumbrance thereon of any security interest;

2.1.4	Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for payables incurred in the ordinary course of business other than through loans;

2.1.5	They shall always operate all of Party C’s businesses in the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may adversely affect Party C’s operating status and asset value;

2.1.6	Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB500,000 shall be deemed a major contract);

2.1.7	Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8	They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9	If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11	They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12	To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13	Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14	At the request of Party A, they shall appoint any person designated by Party A as the director or executive director of Party C;

2.1.15	Without Party A’s prior written consent, they shall not engage in any business in competition with Party A or its affiliates; and

2.1.16	Unless otherwise required by PRC law, Party C shall not be dissolved or liquated without prior written consent by Party A.

2.2	Covenants of Party B

Party B hereby covenants as follows:

2.2.1	Unless having prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon, except for the interest placed in accordance with Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.2	Unless having prior written consent of Party A, Party B shall cause the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the interest placed in accordance with Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.3	Unless having prior written consent of Party A, Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4	Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5	Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6	To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7	Party B shall appoint any designee of Party A as the director or the executive director of Party C, at the request of Party A;

2.2.8	Party B hereby waives its right of first of refusal to transfer of equity interest by any other shareholder of Party C to Party A (if any), and gives consent to execution by each other shareholder of Party C with Party A and Party C the exclusive option agreement, the equity interest pledge agreement and the power of attorney similar to this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney and undertakes not to take any action in conflict with such documents executed by the other shareholders;

2.2.9	Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

2.2.10	Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Party B’s Equity Interest Pledge Agreement or under the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.	Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1	They have the power, capacity and authority to execute and deliver this Agreement and any equity interest transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof.

3.2	Party B and Party C have obtained any and all approvals and consents from government authorities and third parties (if required) for execution, delivery and performance of this Agreement.

3.3	The execution and delivery of this Agreement or any Transfer Contracts and the performance of any obligation under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4	Party B has a good and merchantable title to the equity interests held by Party B in Party C. Except for Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney, Party B has not placed any security interest on such equity interests.

3.5	Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets.

3.6	Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained.

3.7	Party C has complied with all laws and regulations of China applicable to asset acquisitions.

3.8	There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.	Effective Date and Term

This Agreement shall become effective upon execution by the Parties, and remain effective until all equity interests held by Party B in Party C have been transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement.

5.	Governing Law and Resolution Disputes

5.1	Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of PRC.

5.2	Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Fuzhou Arbitration Commission for arbitration, in accordance with its arbitration rules. The arbitration shall be conducted in Fuzhou. The arbitration award shall be final and binding on all Parties.

6.	Taxes and Fees

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.	Notices

7.1	All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.2	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

7.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.4	For the purpose of notices, the addresses of the Parties are as follows:

Party A:

Address:

Attn:

Phone:

Facsimile:

Party B:

Address:

Attn:

Phone:

Facsimile:

Party C:

Address:

Attn:

Phone:

Facsimile:

7.5	Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

8.	Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement, and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.	Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	Breach of Agreement

10.1	If Party B or Party C conducts any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require the Party B or Party C to compensate all damages; this Section 10 shall not prejudice any other rights of Party A herein;

10.2	Party B or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

11.	Miscellaneous

11.1	Amendment, change and supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

11.2	Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3	Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4	Language

This Agreement is written in Chinese in seventy-seven copies, each Party having one copy. Each copy shall have equal legal validity.

11.5	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.6	Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

11.7	Survival

11.7.1	Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.7.2	The provisions of Sections 5, 8, 10 and this Section 11.7 shall survive the termination of this Agreement.

11.8	Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of all of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement ad of the date first above written.

Party A: E-Home Household Service Technology Co., Ltd.

By:
Name:	Wenshan Xie
Title:	Legal Representative

Party B:

Wenshan Xie	Weng Chuijie

By:	By:

Fang Rulin	Lin Jie

By:	By:

Tang Huizhen	Wu Yunxiu

By:	By:

Yang Chenan	Zhao Juan

By:	By:

Zhang Zhengdong	Chen Fang

By:	By:

Sun Zhijing	Liu Hong

By:	By:

Huang Juan	Wang Zhijun

By:	By:

Zhang Zhengping	Zhu Rong

By:	By:

Xu Fangliang	Zheng Yingying

By:	By:

Xiao Qi	Lin Xian

By:	By:

Hong Ying	Hong Yan

By:	By:

Qian Changcan	Xie Zhouwei

By:	By:

Wu Wenjie	Lv Yunlan

By:	By:

Xie Yuchao	Qiu Yunbin

By:	By:

Chen Ying	Zheng Xuehui

By:	By:

Xie Xiuli	Lin Wen

By:	By:

Deng Shaoyi	Shi Xiwen

By:	By:

Wang Mindong	XIe Fuqing

By:	By:

Huang Keyun	Xie Caihua

By:	By:

Pan Hongbin	Liao Zhenyu

By:	By:

Fu Zhibin	Li Zhiyong

By:	By:

Tao Rumao	Fan Qinglei

By:	By:

Xie Qinghua	Xie Wensheng

By:	By:

Lin Lujin	Li Jiang

By:	By:

Liu Chunhua	Ge Huizhu

By:	By:

Xie Wenchao	Liu Jiemin

By:	By:

Zheng Chengyi	Wang Qingshuang

By:	By:

Chen Geng	Dong Baoyu

By:	By:

Lin Feiyan	Huang Yiai

By:	By:

Xie Changhua	Lin Xiaomei

By:	By:

Dong Yuxi	Zhang Guobiao

By:	By:

He Jianxi	Jiang Yong

By:	By:

Lin Jianying	Wang Jianhua

By:	By:

Yang Hua	Huang Chaoyang

By:	By:

Chen Nenmei	Cai Guisheng

By:	By:

Jiangxi Hengda Industrial Investment Co., Ltd

By:
Name:
Title:

Shanghai Fenghui Investment & Management Co., Ltd

By:
Name:
Title:

Party C: Pingtan Comprehensive Experimental Area E Home Service Co., Ltd.

By:
Name: Wenshan Xie
Title: Legal Representative